     As filed with the Securities and Exchange Commission on March 8, 2000

                                                           Registration No. 333-


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------

                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Scientific-Atlanta, Inc.

            (Exact Name of Registrant as Specified in Its Charter)

               Georgia                                    58-0612397
     (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
     Incorporation or Organization)

       One Technology Parkway, South                       30092-2967
            Norcross, Georgia                              (Zip Code)
   (Address of Principal Executive Offices)



                  1996 EMPLOYEE STOCK OPTION PLAN, AS AMENDED
                           (Full Title of the Plan)


      James F. McDonald             Please address a copy of all communications
   Chief Executive Officer          to:
   Scientific-Atlanta, Inc.                      William E. Eason, Jr., Esq.
   One Technology Parkway, South                   Scientific-Atlanta, Inc.
     Norcross, Georgia 30092                     One Technology Parkway, South
(Name and Address of Agent For Service)             Norcross, Georgia  30092
                                                    Telephone:  (770) 903-5000

           (770) 903-5000
(Telephone Number, Including Area Code,
        of Agent for Service)


                        CALCULATION OF REGISTRATION FEE

===========================================================================
                                      Proposed    Proposed
Title of                              Maximum      Maximum
Securities           Amount           Offering    Aggregate   Amount of
to be                 to be            Price      Offering   Registration
---------------------------------------------------------------------------
Registered         Registered       Per Share(2)    Price         Fee
---------------------------------------------------------------------------
Common
Stock, Par
Value $0.50    2,000,000 shares(1)    $135.5625     $271,125,000  $71,577
Per Share
===========================================================================

(1) Pursuant to Rule 416, the number of shares registered under this Registration Statement may fluctuate if certain recapitalization actions, such as stock splits or stock dividends occur.

(2) Calculated pursuant to Rules 457(c) and 457(h)(1), based on the average of the high and low sale prices ($135.5625 per share) of the Common Stock of the Registrant on the New York Stock Exchange on March 3, 2000.

                     STATEMENT UNDER GENERAL INSTRUCTION E

                     REGISTRATION OF ADDITIONAL SECURITIES


        This Registration Statement pertains to additional shares of Registrant's common stock that may be issued pursuant to the 1996 Employee Stock Option Plan, as amended effective February 20, 2000 (the "Amended Plan"). The Amended Plan was effective February 20, 2000 and unless otherwise noted herein, the contents of Registrant's Form S-8 Registration Statements (File Nos. 333-18893 and 333-67471) relating to Registrant's 1996 Employee Stock Option Plan prior to its amendment are incorporated by reference into this Registration Statement on Form S-8.


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits

             The exhibits filed as part of this Registration Statement are as follows:


Exhibit Number                Description of Exhibit
--------------                ----------------------

     4              1996 Employee Stock Option Plan, As Amended Effective
                    February 20, 2000

     5 Opinion of William E. Eason, Jr., General Counsel of Registrant, as to the legality of the securities being registered

    23.1            Consent of Arthur Andersen LLP

    23.2 Consent of William E. Eason, Jr. (included in the opinion filed as Exhibit 5)

     24             Power of Attorney authorizing James F. McDonald and Wallace
                    G. Haislip to sign amendments to this Registration Statement on behalf of officers and directors of the Registrant (contained on Signature Page of Registration Statement)

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Gwinnett County, State of Georgia, on this 6th day of March, 2000.


                                 SCIENTIFIC-ATLANTA, INC.

                                 By: /s/ James F. McDonald
                                    -------------------------------
                                   James F. McDonald, President and
                                   Chief Executive Officer


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James F. McDonald and Wallace G. Haislip, jointly and severally, his or her attorneys-in-fact, each with power of substitution for him or her in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ James F. McDonald                                  March 6, 2000
-------------------------------------------            -------------
James F. McDonald, President and Chief                 Date
Executive Officer and Director
(Principal Executive Officer)



/s/ Wallace G. Haislip                                 March 6, 2000
-------------------------------------------            -------------
Wallace G. Haislip, Senior Vice President,             Date
Chief Financial Officer and Treasurer
(Principal Financial Officer)



/s/ Julian W. Eidson                                   March 6, 2000
-------------------------------------------            -------------
Julian W. Eidson                                       Date
Vice President and Controller
(Principal Accounting Officer)


                      [Signatures continued on next page]

                  [Signatures continued from preceding page]



/s/ Marion H. Antonini                            March 6, 2000
----------------------------------                -------------
Marion H. Antonini                                Date
Director



/s/ David W. Dorman                               March 6, 2000
----------------------------------                -------------
David W. Dorman                                   Date
Director



/s/ William E. Kassling                           March 6, 2000
----------------------------------                -------------
William E. Kassling                               Date
Director



/s/ Mylle Bell Mangum                             March 6, 2000
----------------------------------                -------------
Mylle Bell Mangum                                 Date
Director



/s/ David J. McLaughlin                           March 6, 2000
----------------------------------                -------------
David J. McLaughlin                               Date
Director



/s/ James V. Napier                               March 6, 2000
----------------------------------                -------------
James V. Napier                                   Date
Director



/s/ Sam Nunn                                      March 6, 2000
----------------------------------                -------------
Sam Nunn                                          Date
Director

                                 EXHIBIT INDEX



Exhibits
--------

4       1996 Employee Stock Option Plan, As Amended Effective February 20, 2000

5 Opinion of William E. Eason, Jr., General Counsel of Registrant, as to the legality of the securities being registered

23.1    Consent of Arthur Andersen LLP

23.2    Consent of William E. Eason, Jr. (included in the opinion filed as
        Exhibit 5)

24 Power of Attorney authorizing James F. McDonald and Wallace G. Haislip to sign amendments to this Registration Statement on behalf of officers and directors of the Registrant (contained on Signature Page of Registration Statement)